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                                                                    EXHIBIT 32.B



                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2003, of GulfTerra Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith B. Forman, Vice President and Chief Financial Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Keith B. Forman
                                      ------------------------------------------
                                      Keith B. Forman
                                      Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)
                                      GulfTerra Energy Partners, L.P.

                                      November 3, 2003


A signed original of this written statement required by Section 906 has been provided to GulfTerra Energy Partners, L.P. and will be retained by GulfTerra Energy Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.